THE GLENMEDE FUND, INC.
Strategic Equity Portfolio (GTCEX)
Supplement dated November 9, 2026 to the Prospectus
and Statement of Additional Information, each dated February 28, 2026
THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.
Portfolio Liquidation
On November 9, 2026, the Board of Directors of The Glenmede Fund, Inc. (the “Board”) approved a plan of liquidation and termination for the Strategic Equity Portfolio (the “Portfolio”). Effective November 10, 2026, the Portfolio will discontinue accepting orders for the purchase of its shares.
On or about November 13, 2026 (the “Liquidation Date”), the Portfolio will be liquidated by distributing to investors holding shares of the Portfolio on the Liquidation Date their pro rata share of the proceeds in cash, and all of the outstanding shares of the Portfolio will be redeemed. Liquidation proceeds will be paid in cash to each shareholder’s account of record or otherwise in accordance with the payment instructions associated with the shareholder’s account. The Portfolio is in the process of liquidating securities, and the Portfolio may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. As disclosed in the Prospectus, the Portfolio is permitted to depart from its principal investment strategy by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. During this time, the Portfolio may not achieve its investment objective.
Until the Liquidation Date, investors in the Portfolio may redeem their shares in the manner set forth in the Portfolio’s current Prospectus. The redemption of your shares will generally be considered a taxable event.
For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution on the Liquidation Date will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Portfolio shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Portfolio.
Please retain this Supplement with your Prospectus and
Statement of Additional Information for future reference.